                                                                    EXHIBIT 10.1

                                URS CORPORATION

                                 SIXTH AMENDMENT
                               TO CREDIT AGREEMENT


     This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of November 29, 2004 and entered into by and among URS CORPORATION, a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders") and CREDIT SUISSE FIRST BOSTON, as administrative agent for Lenders ("Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of August 22, 2002, as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2003, that certain Second Amendment to Credit Agreement dated as of November 6, 2003, that certain Third Amendment to Credit Agreement dated as of December 16, 2003, that certain Fourth Amendment to Credit Agreement dated as of March 29, 2004 and that certain Fifth Amendment to Credit Agreement dated as of June 4, 2004 (as so amended, and as further amended, modified, restated or otherwise supplemented to the date hereof, the "Credit Agreement"), by and among Company, Lenders, CREDIT SUISSE FIRST BOSTON, as a Co-Lead Arranger and Administrative Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Lead Arranger and Syndication Agent for Lenders, and BNP PARIBAS, HARRIS TRUST & SAVINGS BANK and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, Company and Lenders desire to amend the Credit Agreement as more particularly described below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Amendments to Section 1: Definitions

     A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

     "Stub Period" means the fiscal period of Company and its Subsidiaries beginning November 1, 2004 and ending December 31, 2004.

     B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting each of the definitions of "Consolidated Leverage Ratio", "Fiscal Month", "Fiscal

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

Quarter", "Fiscal Year" and "Pricing Certificate" in their entirety and substituting the following therefor, respectively:

     "Consolidated Leverage Ratio" means, as at any date, the ratio of (i) Consolidated Total Funded Debt as at such date to (ii) Consolidated EBITDA for the consecutive twelve Fiscal Months (or, solely with respect to calculations under subsection 2.4B(iii)(e) relating to the 14-Fiscal Month period ending December 30, 2005, the consecutive 14 Fiscal Months) ending on such date.

     "Fiscal Month" means a fiscal month of Company and its Subsidiaries ending on the applicable date set forth on Schedule 1.1A annexed hereto.

     "Fiscal Quarter" means a fiscal quarter of Company and its Subsidiaries ending on the applicable date set forth on Schedule 1.1A annexed hereto.

     "Fiscal Year" means a fiscal year of Company and its Subsidiaries ending on the applicable date set forth on Schedule 1.1A annexed hereto.

     "Pricing Certificate" means an Officer's Certificate of Company certifying the Consolidated Leverage Ratio as at the last day of any Fiscal Quarter or the Stub Period, as the case may be, and setting forth the calculation of such Consolidated Leverage Ratio in reasonable detail, which Officer's Certificate may be delivered to Administrative Agent at any time on or after the date of delivery by Company of the Compliance Certificate with respect to the period ending on the last day of such Fiscal Quarter or the Stub Period, as the case may be.

1.2   Amendments to Section 2:  Amounts and Terms of Commitments and Loans

     A. Subsections 2.2A(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         "(i) Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Revolving Loans, the Tranche A Term Loans and the Tranche B Term Loans shall bear interest through maturity as follows:

               (a) if a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio as at the last day of the twelve-Fiscal Month period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iii); or

               (b) if a Eurodollar Rate Loan, then at the sum of the Eurodollar Rate plus the Eurodollar Rate Margin set forth in the table below opposite the Consolidated Leverage Ratio as at the last day of the twelve-Fiscal Month period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iii):



                                  Consolidated           Eurodollar Rate                Base
                                 Leverage Ratio              Margin                  Rate Margin
                                 --------------          ---------------             ------------
Greater than
or equal to                        2.25:1.00                   2.25%                      1.25%

Less than                          2.25:1.00                   2.00%                      1.00%"


         ; provided, that during any period beginning on any date Administrative Agent receives an Officer's Certificate from Company stating that Company has obtained senior secured ratings for the Credit Facilities not lower than BB from S&P and Ba2 from Moody's and continuing until Company fails to maintain such ratings, the Base Rate Margin and Eurodollar Rate Margin in each case shall be 0.25% per annum less than the Base Rate Margin and Eurodollar Rate Margin otherwise applicable pursuant to this subsection 2.2A(i)."

         B. Subsection 2.3A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Revolving Lender in proportion to that Lender's Pro Rata Share of the Revolving Loan Commitments, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Revolving Loans (excluding any Swing Line Loans) plus (ii) the Letter of Credit Usage multiplied by a rate per annum equal to the percentage (the "Commitment Fee Percentage") set forth in the table below opposite the Consolidated Leverage Ratio as at the last day of the twelve-Fiscal Month period for which the applicable Pricing Certificate has been delivered pursuant to subsection 6.1(iii);


                                     Consolidated                 Commitment Fee
                                     Leverage Ratio                 Percentage
                                     --------------               --------------
Greater than
or equal to                             2.75:1.00                      0.500%

Less than                               2.75:1.00                      0.375%

         such commitment fees to be calculated on the basis of a 365/366-day year and the actual number of days elapsed and to be payable quarterly in arrears on the last Business Day of each January, April, July and October of each year, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date; provided that until the delivery of the Pricing Certificate for the Fiscal Quarter ending January 31, 2003, the applicable commitment fee percentage shall be 0.50% per annum. Upon delivery of the Pricing Certificate by Company to Administrative Agent pursuant to subsection 6.1(iii), the applicable commitment fee percentage shall automatically be adjusted in accordance with such

         Pricing Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by Administrative Agent of such Pricing Certificate; provided that, if at any time a Pricing Certificate is not delivered at the time required pursuant to subsection 6.1(iii), from the time such Pricing Certificate was required to be delivered until delivery of such Pricing Certificate, the applicable commitment fee percentage shall be the maximum percentage amount set forth above."

         C. Subsection 2.4B(iii)(c), (d) and (e) of the Credit Agreement are hereby amended by deleting them in its entirety and substituting the following therefor, respectively:

                  "(c) Prepayments and Reductions Due to Issuance of Equity Securities. On the date of receipt of the Net Securities Proceeds from the issuance of any Capital Stock of Company or any of its Subsidiaries or any capital contribution to Company (other than (1) issuances of Capital Stock to or capital contributions by TCG Holdings, L.L.C., Richard C. Blum & Associates, L.P. or their respective Affiliates, (2) issuances of Capital Stock of Company to directors and employees of Company and its Subsidiaries pursuant to a written employee benefit plan maintained by Company or any of its Subsidiaries, approved by Company's Governing Body and issuances of Capital Stock of Company pursuant to the exercise of options or warrants issued under any such plan, (3) issuances of Capital Stock, the Net Securities Proceeds of which are applied by Company or its Subsidiaries to the consideration paid by Company or such Subsidiary for a Permitted Acquisition (4) issuances of Capital Stock (other than Disqualified Stock), the Net Securities Proceeds of which are applied by Company to Permitted Note Repurchases as expressly permitted by subsection 7.5A(xii)), Company shall prepay the Loans in an aggregate amount equal to (A) 50% of such Net Securities Proceeds or (B) 25% of such Net Securities Proceeds in the event the remaining Net Securities Proceeds are applied to redeem the Existing Subordinated Notes, the Existing Senior Subordinated Notes or the Senior Notes as permitted by subsections 7.5A and 7.5B and the Consolidated Leverage Ratio as at the last day of the immediately preceding Fiscal Quarter or Stub Period, as the case may be, is less than 2.50:1.00, and (5) issuances of Capital Stock (other than Disqualified Stock) the Net Securities Proceeds of which are applied by Company to any repurchase or redemption of Existing Senior Subordinated Notes and/or
Senior Notes and/or Convertible Subordinated Notes expressly permitted by subsection 7.5A(xiv), provided that Company shall, no later than 180 days after receipt of such Net Securities Proceeds that have not theretofore been applied to such repurchase or redemption, make a prepayment of the Loans in the amount of the portion of such unapplied Net Securities Proceeds required pursuant to this subsection 2.4B(iii)(c).

                  (d) Prepayments and Reductions Due to Issuance of Indebtedness. On the date of receipt of the Net Securities Proceeds from the issuance of any Indebtedness of Company or any of its Subsidiaries after the Closing Date (other than (1) Indebtedness permitted pursuant to subsections 7.1(i) - (xiii), (2) issuances of Indebtedness, the Net Securities Proceeds of which are applied by Company or its Subsidiaries to the consideration paid by Company or such Subsidiary for a Permitted Acquisition, and (3) issuances of Indebtedness permitted pursuant to subsection 7.1(xiv) the Net Securities Proceeds of which are applied by Company to any repurchase or redemption of Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes, provided that Company shall, no later than 180 days after receipt of such Net Securities Proceeds that have not theretofore been applied to such repurchase or redemption, make a prepayment of the Loans in the amount of the portion of such unapplied Net Securities Proceeds required pursuant to this subsection 2.4B(iii)(d)), Company shall prepay the Loans in an aggregate amount equal to 100% of such Net Securities Proceeds; provided, that such percentage shall be reduced to 50% for the Fiscal Quarter or Stub Period, as the case may be, immediately following any Fiscal Quarter or Stub Period, as the case may be, for which the Consolidated Leverage Ratio as at the last day of such Fiscal Quarter or Stub Period, as the case may be, is less than 2.50:1.00.

                  (e) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be a positive amount of Consolidated Excess Cash Flow for the Fiscal Year ending October 31, 2004, the 14-Fiscal Month period ending December 30, 2005 or any Fiscal Year ending thereafter, no later than 100 days after the end of each such period, Company shall prepay the Loans in an aggregate amount equal to (1) 75% of such Consolidated Excess Cash Flow, minus (2) any Voluntary Prepayment Amount for such period minus (3) the aggregate amount for such period of any repurchases or redemptions of Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes of Company pursuant to Section 7.5A(xi) (but in the case of this subclause
(3) only to the extent the funds applied for such purpose are included in the calculation of Consolidated EBITDA); provided, that the percentage in subclause
(1) above shall be reduced to 50% of Consolidated Excess Cash Flow for any such period for which the Consolidated Leverage Ratio as at the last day of such period is less than 2.50:1.00."

1.3  Amendments to Section 6:  Company's Affirmative Covenants

     A. Subsection 6.1(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(i) Company Quarterly and Stub Period Financials: (a) as soon as available and in any event within 55 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and the Stub Period, the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter or the Stub Period, as the case may be, and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Quarter or the Stub Period, as the case may be, and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter (or, in the case of the Stub Period, for the period from December 27, 2003 to the end of the Stub
Period), setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) as soon as available and in any event within 90 days after the end of each Fiscal Quarter or the Stub Period, as the case may be, a summary of such consolidated statements setting forth in comparative form the corresponding figures from the Financial Plan for the current Fiscal Year or the Stub Period, as the case may be, and a narrative report describing the operations of Company and its Subsidiaries in each case in the form prepared for presentation to the Governing Body of Company for such Fiscal Quarter or the Stub Period, as the case may be, and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter (or, in the case of the Stub Period, for the period from December 27, 2003 to the end of the Stub Period)."

     B. Subsection 6.1(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(iii) Officer's Compliance and Pricing Certificates: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i) and (ii) above, (a) an Officer's Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in subsections 7.1(iv), (x), (xi), (xii) and (xiii), 7.2A(viii), 7.3(ix), (xii) and (xiii), 7.4(x), 7.6, and 7.8, in each case to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period; in addition, on or before the 55th day following the end of each Fiscal Quarter or the Stub Period, as the case may be, a Pricing Certificate demonstrating in reasonable detail the calculation of the Consolidated Leverage Ratio as at the last day of the twelve-Fiscal Month period then ended;"

1.4  Amendments to Section 7:  Company's Negative Covenants

     A. Subsection 7.1(x) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(x) Foreign Subsidiaries may become and remain liable with respect to Indebtedness to Persons other than Company or any of its Subsidiaries in an aggregate principal amount (including the amount of any such Indebtedness listed on Schedule 7.1 of the Company Disclosure Letter) not to exceed $44,100,000 at any time outstanding; provided that such amount shall be increased by 5% as of the last day of each Fiscal Year, commencing with the Fiscal Year ending December 30, 2005;"

     B. Subsection 7.1(xi) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(xi) Company and its Domestic Subsidiaries (other than Inactive Subsidiaries) may remain liable with respect to Capital Leases listed on
Schedule 7.1 of the Company Disclosure Letter and may become and remain liable with respect to additional Capital Leases in an aggregate principal amount not to exceed (a) $25,000,000 in any Fiscal Year, provided that such amount shall be increased by $5,000,000 for each Fiscal Year, commencing with the Fiscal Year ending December 30, 2005 or (b) $25,000,000 in the 14-Fiscal Month period ending December 31, 2004;"

     C. Subsection 7.1(xiii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(xiii) Company and its Domestic Subsidiaries (other than Inactive Subsidiaries) may become and remain liable with respect to other Indebtedness to Persons other than Company or any of its Subsidiaries in an aggregate principal amount not to exceed $30,250,000 at any time outstanding; provided that such amount shall be increased by 10% as of the last day of each Fiscal Year, commencing with the Fiscal Year ending December 30, 2005; and"

     D. Subsection 7.1(xiv) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(xiv) Company may become and remain liable with respect to unsecured Indebtedness incurred to repurchase or redeem Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes, provided that (a) the Consolidated Leverage Ratio as at the last day of the immediately preceding Fiscal Quarter or Stub Period, as the case may be (after giving pro forma effect to the transactions relating to such repurchase or redemption and any other such repurchase or redemption since the end of such preceding Fiscal Quarter or Stub Period, as the case may be) is less than 2.50:1.00, and (b) such unsecured Indebtedness (1) requires no amortization payments prior to the Tranche B Term Loan Maturity Date and (2) has a final maturity date no earlier than the earlier of (A) three months after the final maturity date of the Indebtedness to be repurchased or redeemed and (B) one year after the Tranche B Term Loan Maturity Date."

     E. Subsection 7.3(ix) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(ix) Company and its Subsidiaries may acquire assets (including Capital Stock and including Capital Stock of Subsidiaries formed in connection with any such acquisition) of any Person in the same or similar line of business as
Company and having positive EBITDA for the most recently ended twelve-month period (calculated, as applicable, in accordance with the definition of "Consolidated EBITDA" herein, or such other definition of EBITDA as may be reasonably acceptable to Administrative Agent), (a) through the issuance of Capital Stock of Company, (b) with Cash, provided that the aggregate Cash portion of the purchase price of all such acquisitions does not exceed (1) $25,000,000 in the aggregate or (2) $50,000,000 in the aggregate in the event that the ratio of all secured Indebtedness of Company and its Subsidiaries on a consolidated basis to Consolidated EBITDA for the twelve-Fiscal Month period ended as of the most recently ended Fiscal Quarter or Stub Period, as the case may be, is less than 1.50 to 1.0, (c) with the proceeds of not more than $200,000,000 of Subordinated Indebtedness of Company or (d) with any combination of (a) through (c); provided that (1)(A) after giving effect to such acquisition, at least $75,000,000 is available in Revolving Loan Commitments,
(B) any such Subordinated Indebtedness is unsecured and has no mandatory payment of principal for at least one year after the maturity of the Tranche B Term Loans, and (C) the documentation for any such indebtedness contains subordination provisions that are standard in the market for publicly traded or privately held subordinated debt securities at the time of issuance thereof or such other subordination provisions as may be reasonably acceptable to Administrative Agent, and contains such other terms and conditions as are reasonably satisfactory to Administrative Agent, and (D) after giving effect to the incurrence of any such Subordinated Indebtedness, no Event of Default or Potential Event of Default shall have occurred or be continuing and the pro forma Consolidated Leverage Ratio (after giving effect to such acquisition) is less than the maximum Consolidated Leverage Ratio permitted as at the end of the most recently ended Fiscal Quarter or Stub Period, as the case may be, minus
0.25 or (2) Requisite Lenders consent thereto (each a "Permitted Acquisition");"

     F. Subsection 7.3(xiii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(xiii) Company and its Subsidiaries (other than Inactive Subsidiaries) may make and own other Investments in an aggregate amount not to exceed $25,000,000 at any time; provided that such amount shall be increased to $35,000,000 as of the earliest of the following dates as at which the Consolidated Leverage Ratio is less than 3.00:1.00: (a) October 31, 2004, (b) December 31, 2004 and (c) the last day of any Fiscal Year ending on or after December 30, 2005."

     G. Subsection 7.4(x) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(x) Company and its Subsidiaries (other than Inactive Subsidiaries) may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such other Contingent Obligations shall at no time exceed $10,000,000; provided that such amount shall be increased to $20,000,000 as of the earliest of the following dates as at which the Consolidated Leverage Ratio is less than 3.00:1.00: (a) October 31, 2004, (b) December 31, 2004 and (c) the last day of any Fiscal Year ending on or after December 30, 2005."

     H. Subsection 7.5A(x) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(x) Company may purchase shares of Capital Stock of Company and any warrants or other rights with respect to the Capital Stock of Company from (a) its employees, by net exercise or otherwise, pursuant to the terms of any employee stock option, restricted stock or incentive stock plan, and (b) its officers and directors, in an aggregate amount not to exceed $10,000,000 in any Fiscal Year (or in the 14-Fiscal Month period ending December 31, 2004);"

     I. Subsection 7.5A(xiii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(xiii) during (a) the Fiscal Year ending October 31, 2004, (b) the 14-Fiscal Month period ending December 30, 2005 and (c) each Fiscal Year ending on or after December 29,

2006, Company may repurchase or redeem Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes (any such redemption being made in accordance with the terms of the Existing Senior Subordinated Indenture, the Senior Indenture and/or the Convertible Subordinated Note Indenture, respectively) in an amount equal to 25% of Consolidated Excess Cash Flow for such period (the "Maximum Repurchase Amount"); provided that the Consolidated Leverage Ratio as at the last day of the most recently completed Fiscal Quarter or Stub Period, as the case may be, after giving effect to the proposed repurchase or redemption and any other repurchases or redemptions previously consummated during the current Fiscal Quarter or Stub Period, as the case may be, as though they had occurred on the last day of the most recently completed Fiscal Quarter or Stub Period, as the case may be, is less than 3:00 to 1:00; provided further that (1) such percentage shall be increased to 50% of Consolidated Excess Cash Flow during any such Fiscal Year or such 14-Fiscal Month period, as the case may be, for which the Consolidated Leverage Ratio as at the end of such period is less than 2:50 to 1:00, and (2) the Maximum Repurchase Amount for any such Fiscal Year or such 14-Fiscal Month period, as the case may be, shall be increased by an amount equal to the excess, if any, of the Maximum Repurchase Amount for the previous Fiscal Year or such previous 14-Fiscal Month period, as the case may be (without giving effect to any adjustment in accordance with subclause (2) of this proviso, and solely to the extent that such previous Fiscal Year or such previous 14-Fiscal Month period, as the case may be, ended on or after October 31, 2004) over the actual amount applied to repurchases or redemptions during such previous Fiscal Year or such previous 14-Fiscal Month period, as the case may be; and"

     J. Subsection 7.5A(xiv) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(xiv) Company may repurchase or redeem Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes (any such redemption being made in accordance with the terms of the Existing Senior Subordinated Indenture, the Senior Indenture and/or the Convertible Subordinated Note Indenture, respectively), provided that the Consolidated Leverage Ratio as at the last day of the immediately preceding Fiscal Quarter or Stub Period, as the case may be (after giving pro forma effect to the transactions relating to such repurchase or redemption and any other such repurchase or redemption since the end of such preceding Fiscal Quarter or Stub Period, as the case may be) is less than 2.50:1.00, provided further, that such repurchases or redemptions may be made with proceeds of Revolving Loans only to the extent that, after giving effect to the extension of any Revolving Loan proposed to be applied to such repurchase or redemption, the Revolving Loan Commitments then in effect would exceed the Total Utilization of Revolving Loan Commitments by not less than $30,000,000."

     K. Subsection 7.6 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "A. Minimum Consolidated Fixed Charge Coverage Ratio. Company shall not permit the ratio of (i) Consolidated EBITDA minus Consolidated Capital Expenditures to (ii) Consolidated Fixed Charges (a) for each of the twelve-Fiscal Month periods ending on October 31, 2004, December 31, 2004, April 1, 2005, July 1, 2005 and September 30, 2005
to be less than 1.20:1.00 and (b) for any four-Fiscal Quarter period ending during any of the periods set forth below to be less than the correlative ratio indicated:



                                                                         Minimum Consolidated
     Period                                                          Fixed Charge Coverage Ratio
     -------                                                         ---------------------------

     October 1, 2005 through September 28, 2007                               1.20:1.00
     September 29, 2007 and thereafter                                        1.05:1.00


     B. Maximum Consolidated Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio as at (i) October 31, 2004 to exceed 3.60:1.00, (ii) December 31, 2004 to exceed 3.50:1.00 and (iii) the last day of any Fiscal Quarter ending during any of the periods set forth below to exceed the correlative ratio indicated:


      Period                                                     Maximum Consolidated Leverage Ratio
      -------                                                    -----------------------------------

      January 1, 2005 through April 1, 2005                                 3.50:1.00
      April 2, 2005 through September 30, 2005                              3.25:1.00
      October 1, 2005 and thereafter                                        3.00:1.00



     C. Minimum Consolidated Current Ratio. Company shall not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities as of (i) October 31, 2004, (ii) December 31, 2004 or (iii) the last day of any Fiscal Quarter ending on or after April 1, 2005, in each case to be less than 1.50 to 1.00."

     L. Subsection 7.7(iv) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "(iv) Company and its Subsidiaries may make Asset Sales of assets having a fair market value not in excess of $20,000,000 during any Fiscal Year or during the twelve-Fiscal Month period ending December 31, 2004, provided that (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof and shall be Cash or non-Cash consideration permitted by subsection 7.3(xi); and (b) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);"

     M. Subsection 7.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "7.8  Consolidated Capital Expenditures.

     Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in (i) the Fiscal Year ending October 31, 2004, (ii) the 14-Fiscal Month period ending December 30, 2005 or (iii) any Fiscal Year ending on or after December 29, 2006, in an aggregate amount in excess of $50,000,000 (the "Maximum Consolidated Capital Expenditures Amount"); provided that the Maximum Consolidated Capital Expenditures Amount for any such period shall be increased by an amount equal to

100% of the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous such period (without giving effect to any adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous period.

     N. Subsection 7.9 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "7.9 Sales and Lease-Backs.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) that Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) that Company or any of its Subsidiaries intends to use for substantially that same purpose as any other property that has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease, except to the extent that the aggregate value of all property so sold or transferred after the Closing Date does not exceed $20,000,000."

     O. Subsection 7.13 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

     "7.13 Fiscal Year.

     Company  shall  not  change  any  Fiscal  Year-end  from  that set forth on
Schedule 1.1A annexed hereto."

     1.5 Schedule 1.1A. The Credit Agreement is hereby amended by adding thereto
Schedule 1.1A in the form of Schedule 1.1A annexed to this Amendment.

     1.6 Exhibit VIII: Form of Compliance Certificate. The Credit Agreement is hereby amended by deleting said Exhibit VIII in its entirety and substituting in place thereof a new Exhibit VIII in the form of Exhibit VIII to this Amendment.

     Section 2. CONDITIONS TO EFFECTIVENESS

             Section  1  of  this  Amendment  shall  become   effective  only
upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Sixth Amendment Effective Date"):

             A. Company shall deliver to Lenders (or to Administrative Agent for Lenders) executed copies of this Amendment.

             B. Requisite Lenders shall have executed this Amendment.

             C. Company's board of directors shall approve Company's proposed change in Fiscal Year.

             D. All other corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     Section 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

             In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete as of the date of this Amendment:

              A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

              B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

              C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in any manner that would be likely to result in a Material Adverse Effect,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or Permitted Encumbrances), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

             D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

             E. Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of  Representations  and Warranties From Credit
Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     Section 4. MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         Section 5.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each guarantor listed on the signature pages hereof ("Subsidiary Guarantors") hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Subsidiary Guarantor under its applicable Subsidiary Guaranty shall not be impaired or affected and the applicable Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Subsidiary Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendment to the Credit Agreement.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                           URS CORPORATION, a Delaware
                           Corporation

                           By: /s/ Kent P. Ainsworth
                              --------------------------------------
                           Title: Executive Vice President and Chief
                                  Financial Officer

                           CREDIT SUISSE FIRST  BOSTON,  acting
                           through its Cayman Islands Branch, Individually and as Administrative Agent

                           By: /s/ S. William Fox
                               -------------------------------------
                           Title: Director

                           By: /s/ David J. Dodd
                              --------------------------------------
                           Title: Associate

                           AMAN ENVIRONMENTAL
                           CONSTRUCTION, INC., a California
                           Corporation

                           By: /s/ Kent P. Ainsworth
                               -------------------------------------
                           Title: Executive Vice President
                                  and Chief Financial Officer

                           BANSHEE CONSTRUCTION COMPANY
                           INC., a California corporation

                           By: /s/ Rita Armstrong
                              ---------------------------------------
                           Title: Vice President and Treasurer

                             CLEVELAND WRECKING COMPANY, a
                             California corporation

                             By: /s/ Rita Armstrong
                                 ------------------------------------
                             Title:   Vice President and Treasurer

                             RADIAN INTERNATIONAL LLC, a
                             Delaware limited liability company

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Treasurer

                             SIGNET TESTING LABORATORIES, INC.,
                             a Delaware corporation

                             By: /s/ Rita Armstrong
                                --------------------------------------
                             Title: Vice President and Treasurer

                             URS CONSTRUCTION SERVICES, INC., a
                             Florida corporation

                             By: /s/ Kent P. Ainsworth
                                --------------------------------------
                             Title: Executive Vice President and Chief
                                    Financial Officer

                             URS CORPORATION, a Nevada corporation

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Treasurer

                             URS CORPORATION GREAT LAKES, a
                             Michigan corporation

                             By: /s/ Kent P. Ainsworth
                                --------------------------------------
                             Title: Executive Vice President and Chief
                                    Financial Officer

                             URS CORPORATION-MARYLAND, a
                             Maryland corporation

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Treasurer

                             URS CORPORATION-OHIO, an Ohio
                             corporation

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Treasurer

                             URS CORPORATION SOUTHERN, a
                             California corporation

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Treasurer

                             URS GROUP, INC., a Delaware corporation

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Assistant Treasurer

                            URS OPERATING SERVICES, INC., a
                            Delaware corporation

                            By: /s/ Peter J. Pedalino
                                --------------------------------------
                            Title: Vice President and Controller

                             URS HOLDINGS, INC., a Delaware
                             corporation

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Treasurer

                             URS INTERNATIONAL INC., a Delaware
                             corporation

                             By: /s/ David C. Nelson
                                --------------------------------------
                             Title: Vice President and Treasurer

                            LEAR SIEGLER SERVICES, INC., a
                            Delaware corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President

                              EG&G DEFENSE MATERIALS, INC., a
                              Utah Corporation

                              By: /s/ William Neeb
                                --------------------------------------
                              Titel: Vice President, Chief Financial Officer
                                     and Assistant Treasurer

                            EG&G TECHNICAL SERVICES, INC., a
                            Delaware corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President

                            D&M CONSULTING ENGINEERS, INC., a Delaware corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President and Chief
                                   Financial  Officer

                            E.C. DRIVER & ASSOCIATES, INC., a
                            Florida corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President and Chief
                                   Financial  Officer

                            LEAR SIEGLER LOGISTICS
                            INTERNATIONAL, INC., a Delaware
                            corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President

                            RADIAN ENGINEERING, INC., a New York
                            corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President.
                                   Chief Financial Officer and Secretary

                            URS CORPORATION AES., a Connecticut
                            corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President and Chief
                                   Financial  Officer

                            URS CORPORATION ARCHITECTURE-
                            NC, P.C., a North Carolina corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President and Chief
                                   Financial  Officer

                            URS CORPORATION-NEW YORK, a New
                            York corporation

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Executive Vice President and Chief
                                   Financial Officer

                            URS RESOURCES, LLC, a Delaware limited
                            liability company

                            By: /s/ Kent P. Ainsworth
                                --------------------------------------
                            Title: Attorney-in-fact

                            ARUM CLO 2002-LTD.
                            By: Columbia management Advisors, Inc, as
                            investment manager.

                            By: /s/ Mark Pelletier
                                --------------------------------------
                            Title: Vice President

                           BANK LEUMI USA, as a Lender

                           By: /s/ Joung Hee Hong
                                --------------------------------------
                           Title: Vice President

                           BANK OF AMERICA, N.A., as a Lender

                           By: /s/ Michael J. Landini
                                --------------------------------------
                           Title: Senior Vice President

                           BNP PARIBAS, as a Lender

                           By: /s/ Katherine Wolfe
                                --------------------------------------
                           Title: Director

                           By: /s/ Sandy Bertram
                           Title: Vice President

                           DENALI CAPITAL LLC, managing member
                           of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

                           By: /s/ David A. Tanny
                                --------------------------------------
                           Title: Vice President

                           DENALI CAPITAL LLC, managing member
                           of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

                           By: /s/ David A. Tanny
                                --------------------------------------
                           Title: Vice President

                           DENALI CAPITAL LLC, managing member
                           of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

                           By: /s/ David A. Tanny
                                --------------------------------------
                           Title: Vice President

                           ERSTE BANK DER
                           OESTERREICHISCHEN SPARKASSEN
                           AG, as a Lender

                           By: /s/ John Fay
                                --------------------------------------
                           Title: Director

                           By: /s/ Bryan Lynch
                                --------------------------------------
                           Title: First Vice President

                           FLAGSHIP CAPITAL CLO III
                           By: flagship Capital Management, Inc., as a
                           Lender

                           By: /s/ Mark Pelletier
                                --------------------------------------
                           Title: Director

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION, as a Lender

                           By: /s/ Brian Schwinn
                                --------------------------------------
                           Title: Duly Authorized Signatory

                           HARRIS TRUST & SAVINGS BANK,B as a
                           Lender

                           By: /s/ Joann Holmann
                                --------------------------------------
                           Title: Vice President

                           IKB CAPITAL CORPORATION, as a Lender

                           By: /s/ David Snyder
                                --------------------------------------
                           Title: President

                           NATIONAL CITY BANK, as a Lender

                           By: /s/ Frank Byrne
                                --------------------------------------
                           Title: Account Officer

                           NORTH FORK BUSINESS CAPITAL
                           CORP., as a Lender

                           By: /s/ Stephen K. Goetschius
                                --------------------------------------
                           Title: Senior Vice President-Bank Loan
                                  Manager

                           THE ROYAL BANK OF SCOTLAND PLC,
                           as a Lender

                           By: /s/ Curt Lueker
                                --------------------------------------
                           Title: Vice President

                           SRF 2000, INC., as a Lender

                           By: /s/ Meredith J. Koslick
                                --------------------------------------
                           Title: Assistant Vice President

                           STANWICH LOAN FUNDING LLC, as a
                           Lender

                           By: /s/ Meredith J. Koslick
                                --------------------------------------
                           Title: Assistant Vice President

                           TORONTO DOMINION (New York), INC.,
                           as a Lender

                           By: /s/ Masood Fikree
                                --------------------------------------
                           Title: Authorized Agent

                           TRANSAMERICA BUSINESS CAPITAL
                           CORPORATION, as a Lender

                           By: /s/ Brian Schwinn
                                --------------------------------------
                           Title: Duly Authorized Signatory

                           TRUMBULL THC, LTD., as a Lender

                           By: /s/ Janet Haack
                                --------------------------------------
                           Title: As Attorney-in-Fact

                           UNION BANK OF CALIFORNIA, N.A., as a
                           Lender

                           By: /s/ David M. Jackson
                                --------------------------------------
                           Title: Vice President

                           WACHOVIA BANK, N.A., as a Lender

                           By: /s/ John G. Taylor
                                --------------------------------------
                           Title: Vice President

                           WELLS FARGO BANK, N.A., as a Lender

                           By: /s/ Peter D. Gruebele
                                --------------------------------------
                           Title: Senior vice President

                           WHITNEY PRIVATE DEBT FUND L.P., as
                           a Lender

                           By: /s/ Kevin J. Curlby
                                --------------------------------------
                           Title: Authorized Signatory